UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

Form 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 15, 2017 (November 15, 2017)

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. Sam Houston Parkway E Suite 1200 Houston, Texas 77060
(Address of Principal Executive Offices) (Zip Code)

281-876-0120

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01.  Other Events.

On February 22, 2017, Ultra Petroleum Corp. (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”) with the Securities and Exchange Commission (the “SEC”). The 2016 Form 10-K presented the Company’s Consolidated Balance Sheets as of December 31, 2016 and 2015 and its related Consolidated Statements of Operations, Cash Flows, and Changes in Stockholders’ Equity for the three years ended December 31, 2016 (collectively, the “2016 Financial Statements”). The 2016 Form 10-K also included a report by Ernst & Young, LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, related to the 2016 Financial Statements (the “EY Report”). The 2016 Form 10-K and the EY Report contained disclosure regarding the substantial doubt that existed, as of February 22, 2017, about the Company’s ability to continue as a going concern.

As previously disclosed, on April 12, 2017, the Company’s Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization became effective, and the Company emerged from bankruptcy. As a result, substantial doubt no longer exists regarding the Company’s ability to continue as a going concern, as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 3, 2017.

The Company is filing this Form 8-K, including the exhibits thereto, solely (i) to update the EY Report to state that the conditions that raised substantial doubt about the Company’s ability to continue as a going concern no longer exist, and (ii) to include a new paragraph in the 2016 Financial Statements reflecting the alleviation of the going concern uncertainty.

The information included in this Form 8-K, including the exhibits hereto, affects only disclosures related to the above-described going concern uncertainty and does not in any way restate or revise the 2016 Financial Statements as filed in the 2016 Form 10-K.  Neither this Form 8-K nor Exhibit 99.1 hereto reflects any events occurring after February 22, 2017, other than the events surrounding the alleviation of the going concern uncertainty. Further, neither this Form 8-K nor the Exhibit hereto modifies or updates any of the disclosures in the 2016 Form 10-K or in any of the Company’s other SEC filings made subsequent to the filing of the 2016 Form 10-K, including any amendments to any such filings, except for the portion of the disclosure DESCRIPTION OF THE BUSINESS – Chapter 11 Proceedings, Ability to Continue as a Going Concern – Ability to Continue as a Going Concern in the Notes to the Consolidated Financial Statements. Please read the Company’s Quarterly Reports filed on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, and the Company’s Current Reports on Form 8-K filed subsequent to February 22, 2017, for information regarding the substantial and material developments related to the Company’s business and financial condition that occurred subsequent to the filing of the 2016 Form 10-K, including the Company’s emergence from bankruptcy on April 12, 2017.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
23.2	Consent of Ernst & Young LLP.
99.1	Financial Statements and Supplementary Data.

Exhibit Index

Exhibit No.	Description
23.2	Consent of Ernst & Young LLP.
99.1	Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

November 15, 2017	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Vice President and General Counsel